EXHIBIT 8: LIST OF SUBSIDIARIES

COMPANY NAME		REGISTERED OFFICE ADDRESS
1	65 WILLIS LANE, INC.	CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY NY 12207-2543 USA
2	ADRIAN ASSOCIATES L.P.	535 BOYLSTON STREET, BOSTON MA 02116 USA
3	ALBERTA NORTHEAST GAS LTD	100 CUMMINGS CENTER, SUITE 457G, BEVERLEY MA 01915 USA
4	ARLINGTON ASSOCIATES LP	535 BOYLSTON STREET, BOSTON MA 02116 USA
5	ASSETHALL LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
6	BEEGAS NOMINEES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
7	BIRCH SITES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
8	BLACKWATER A LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
9	BLACKWATER B LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
10	BLACKWATER C LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
11	BLACKWATER D LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
12	BLACKWATER E LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
13	BLACKWATER H LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
14	BLACKWATER J LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
15	BLUE-NG (HOLDINGS) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
16	BLUE-NG LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
17	BOSTON GAS COMPANY	52 SECOND AVENUE WALTHAM MA 02451 USA
18	BRITISH TRANSCO CAPITAL, INC.	CT CORPORATION, CORPORATION TRUST CENTER , 1209 ORANGE STREET, WILMINGTON, DELAWARE, 19801, USA
19	BRITISH TRANSCO FINANCE (NO 1) LIMITED	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS
20	BRITISH TRANSCO FINANCE (NO 2) LIMITED	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS
21	BRITISH TRANSCO FINANCE (NO 3) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
22	BRITISH TRANSCO FINANCE (NO 5) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
23	BRITISH TRANSCO FINANCE, INC.	CT CORPORATION, CORPORATION TRUST CENTER , 1209 ORANGE STREET, WILMINGTON, DELAWARE, 19801, USA
24	BRITISH TRANSCO INTERNATIONAL FINANCE BV	SCHOUWBURGPLEIN 30-34, ROTTERDAM 3012 CL, THE NETHERLANDS
25	BRITNED DEVELOPMENT LIMITED	1-3 STRAND, LONDON, WC2N 5EH
26	BROKEN BRIDGE CORP.	LAWYERS INCORPORATING SERVICE 14 CENTRE STREET CONCORD NH 03301
27	C4GAS SAS	PARK ATRIUM, 11 RUE DES COLONIES, 1000 BRUSSELS, BELGIUM
28	COLONIAL GAS COMPANY	52 SECOND AVENUE WALTHAM MA 02451 USA
29	CONNECTICUT YANKEE ATOMIC POWER COMPANY	362 INJUN HOLLOW ROAD, EAST HAMPTON, CT 006424-3099, UNITED STATES
30	DIRECT GLOBAL POWER, INC	1462 ERIE BOULEVARD SCHENECTADY NY 12305 USA
31	EASTERN ASSOCIATED SECURITIES CORP.	52 SECOND AVENUE WALTHAM MA 02451 USA
32	EASTERN RIVERMOOR COMPANY, INC	52 SECOND AVENUE WALTHAM MA 02451 USA
33	ELEXON LIMITED	4TH FLOOR, 350 EUSTON ROAD, LONDON, NW1 3AW
34	ENERGIS PLC (IN LIQUIDATION)	1 MORE LONDON PLACE LONDON SE1 2AF
35	ENERGYNORTH NATURAL GAS, INC.	LAWYERS INCORPORATING SERVICE 14 CENTRE STREET CONCORD NH 03301
36	ENPORIAN, INC	TWO HARBOUR PLACE, 302 KNIGHTS RUN AVENUE, TAMPA FL 33602 USA
37	ESSEX GAS COMPANY	CORPORATION SERVICE COMPANY 84 STATE STREET BOSTON MA 02109
38	EUA ENERGY INVESTMENT CORPORATION	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
39	EUA FRC II ENERGY ASSOCIATES	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
40	EVIONYX, INC.	85 EXECUTIVE BOULEVARD, ELMSFORD NY 10523
41	FIRSTPOINT ENERGY CORPORATION	C/O THE COMPANY CORPORATION, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON, DE 19808, UNITED STATES
42	FULCRUM CONNECTIONS (EMPLOYERS) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
43	FULCRUM CONNECTIONS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
44	FULCRUM GAS SERVICES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
45	FULCRUM GROUP HOLDINGS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
46	FULCRUM INFRASTRUCTURE SERVICES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
47	FULCRUM PIPELINES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
48	GRANITE STATE ELECTRIC COMPANY	9 LOWELL ROAD, SALEM, NEW HAMPSHIRE, USA
49	GRIDAMERICA HOLDINGS INC.	2711 CENTERVILLE ROAD, WILMINGTON, DELAWARE, USA
50	GRIDCOM LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
51	HONEOYE STORAGE CORPORATION	4511 EGYPT ROAD, CANANDAIGUA NY 14424 USA
52	INVERSIONES ABC LIMITADA	AVENIDA DEL CONDOR 760, HUECHURABA, SANTIAGO, CHILE
53	IROQUOIS GAS TRANSMISSION SYSTEM L.P.	ONE CORPORATE DRIVE, SUITE 606, SHELTON CT 06448 USA
54	IROQUOIS PIPELINE OPERATING COMPANY	1 CORPORATE DRIVE SUITE 600 SHELTON CT06484
55	ISLAND ENERGY SERVICES COMPANY, INC.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
56	ISLANDER EAST PIPELINE COMPANY, LLC	70 EAST JOHNSON AVENUE CHESHIRE CT06410
57	JOINT RADIO COMPANY LIMITED	UNIT 108 THE BLACKFRIARS FOUNDRY, 156 BLACKFRIARS ROAD, LONDON, SE1 8EN
58	KEYSPAN (U.K.)	1-3 STRAND, LONDON, WC2N 5EH
59	KEYSPAN C.I. II, LTD	ONE METROTECH CENTER, BROOKLYN NY11201 USA
60	KEYSPAN C.I., LTD	ONE METROTECH CENTER, BROOKLYN NY11201 USA
61	KEYSPAN CI MIDSTREAM LIMITED	ONE METROTECH CENTER, BROOKLYN NY11201 USA
62	KEYSPAN CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA
63	KEYSPAN ENERGY CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA
64	KEYSPAN ENERGY DEVELOPMENT CO.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
65	KEYSPAN ENERGY SERVICES INC.	303 MERRICK ROAD, SUITE 501, LYNBROOK NY11563 USA
66	KEYSPAN ENERGY SERVICES NEW JERSEY, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
67	KEYSPAN ENERGY SOLUTIONS, LLC	14-04 111 STREET, COLLEGE POINT NY11356 USA
68	KEYSPAN ENGINEERING ASSOCIATES, INC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
69	KEYSPAN GAS EAST CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA
70	KEYSPAN INTERNATIONAL CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA

71	KEYSPAN LUXEMBOURG S.A.R.L.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
72	KEYSPAN MHK, INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
73	KEYSPAN MIDSTREAM INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
74	KEYSPAN PLUMBING & HEATING SOLUTIONS, LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
75	KEYSPAN PLUMBING SOLUTIONS, INC.	222-40 96TH AVENUE, QUEENS VILLAGE NY 11429
76	KEYSPAN TELEMETRY SOLUTIONS, LLC	CORPORATION SERVICE COMPANY 2711 CENTERVILLE ROAD SUITE 400 COUNTY OF NEW CASTLE WILMINGTON DELAWARE 19808
77	KSI CONTRACTING, LLC	67 B MOUNTAIN BOULEVARD EXT. WARREN NJ 07059 USA
78	KSI ELECTRICAL, LLC	67 B MOUNTAIN BOULEVARD EXT. WARREN NJ 07059 USA
79	KSI MECHANICAL, LLC	67 B MOUNTAIN BOULEVARD EXT. WARREN NJ 07059 USA
80	LAND MANAGEMENT AND DEVELOPMENT, INC	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
81	LANDRANCH LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
82	LANDWEST, INC	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
83	LATTICE ENERGY SERVICES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
84	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
85	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
86	LATTICE GROUP PLC	1 - 3 STRAND, LONDON, WC2N 5EH
87	LATTICE GROUP TRUSTEES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
88	LATTICE OPSCO LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
89	LATTICE TELECOM FINANCE (NO 1) LIMITED	15 - 19 ATHOL STREET, DOUGLAS, ISLE OF MAN, IM1 1LB
90	MAINE YANKEE ATOMIC POWER COMPANY	EDISON DRIVE, AUGUST, ME 04330, UNITED STATES
91	MAINSTREAM FORTY-SEVEN LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
92	MARQUEZ DEVELOPMENT CORP.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
93	MASSACHUSETTS ELECTRIC COMPANY	55 BEARFOOT ROAD, NORTHBOROUGH MA 01532, UNITED STATES
94	MEERESTEIJN FINANCE BV	BIJLMERPLEIN 888, 1102 MG AMSTERDAM, THE NETHERLANDS
95	MELMAR LIMITED	THIRD FLOOR, ST. GEORGE’S COURT, UPPER CHURCH STREET, DOUGLAS, ISLE OF MAN, IM1 1EE
96	METRO ENERGY, L.L.C.	119 GREEN STREET, BROOKLYN NY11222 USA
97	METROWEST REALTY LLC	THE CORPORATION TRUST COMPANY, CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, DELAWARE, USA
98	MILLENNIUM PIPELINE COMPANY, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
99	MYHOMEGATE, INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
100	MYHOMEKEY.COM, INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
101	MYSTIC STEAMSHIP CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA
102	NANTUCKET ELECTRIC COMPANY	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
103	NATGRID FINANCE HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
104	NATGRID FINANCE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
105	NATGRID INVESTMENTS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
106	NATGRID LIMITED	1-3 STRAND, LONDON, WC2N 5EH
107	NATGRID ONE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
108	NATIONAL GRID (IOM) UK LTD	2ND FLOOR, SIXTY CIRCULAR ROAD, DOUGLAS, ISLE OF MAN, IM1 1SA
109	NATIONAL GRID (IRELAND) 1 LIMITED	25/28 NORTH WALL QUAY, DUBLIN 1, REPUBLIC OF IRELAND
110	NATIONAL GRID (IRELAND) 2 LIMITED	25/28 NORTH WALL QUAY, DUBLIN 1
111	NATIONAL GRID (SOUTHALL) GENERAL PARTNER LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
112	NATIONAL GRID (SOUTHALL) LP LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
113	NATIONAL GRID (US) HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
114	NATIONAL GRID (US) INVESTMENTS	1-3 STRAND, LONDON, WC2N 5EH
115	NATIONAL GRID (US) INVESTMENTS 2 LIMITED	1-3 STRAND, LONDON, WC2N 5EH
116	NATIONAL GRID (US) INVESTMENTS 3	1-3 STRAND, LONDON, WC2N 5EH
117	NATIONAL GRID (US) INVESTMENTS 4 LIMITED	1-3 STRAND, LONDON, WC2N 5EH
118	NATIONAL GRID (US) PARTNER 1 LIMITED	1-3 STRAND, LONDON, WC2N 5EH
119	NATIONAL GRID (US) PARTNER 2 LIMITED	1-3 STRAND, LONDON, WC2N 5EH
120	NATIONAL GRID AUSTRALIA PTY LTD	LEVEL 21, 140 WILLIAM STREET MELBOURNE AUSTRALIA
121	NATIONAL GRID BLUE POWER FINANCE LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
122	NATIONAL GRID BLUE POWER LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
123	NATIONAL GRID BRAZIL B.V.	1 - 3 STRAND, LONDON, WC2N 5EH
124	NATIONAL GRID BRAZIL FINANCE	1-3 STRAND, LONDON, WC2N 5EH
125	NATIONAL GRID BRAZIL TRANSMISSION B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
126	NATIONAL GRID CARBON LIMITED	1-3 STRAND, LONDON, WC2N 5EH
127	NATIONAL GRID CHILE B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
128	NATIONAL GRID COMMERCIAL HOLDINGS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
129	NATIONAL GRID CORPORATE SERVICES LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
130	NATIONAL GRID DEVELOPMENT HOLDINGS CORP.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
131	NATIONAL GRID EIGHT	1-3 STRAND, LONDON, WC2N 5EH
132	NATIONAL GRID EIGHTEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
133	NATIONAL GRID ELECTRIC SERVICES LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
134	NATIONAL GRID ELECTRICITY TRANSMISSION PLC	1-3 STRAND, LONDON, WC2N 5EH
135	NATIONAL GRID ELEVEN	1-3 STRAND, LONDON, WC2N 5EH
136	NATIONAL GRID ENERGY MANAGEMENT, LLC	119 GREEN STREET, BROOKLYN NY11222 USA
137	NATIONAL GRID ENERGY SERVICES (NEW ENGLAND), LLC	62 SECOND AVENUE, BURLINGTON MA 01803 USA
138	NATIONAL GRID ENERGY SERVICES, LLC	ONE CHAPIN ROAD, P.O. BOX 2018, PINE BROOK NJ 07058
139	NATIONAL GRID ENERGY SUPPLY, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
140	NATIONAL GRID ENERGY TRADING SERVICES LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
141	NATIONAL GRID ENGINEERING & SURVEY, INC.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
142	NATIONAL GRID EXPLORATION AND PRODUCTION, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
143	NATIONAL GRID FIFTEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
144	NATIONAL GRID FINANCE B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
145	NATIONAL GRID FIVE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
146	NATIONAL GRID FOUR LIMITED	1-3 STRAND, LONDON, WC2N 5EH

147	NATIONAL GRID FOURTEEN LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
148	NATIONAL GRID GAS FINANCE (NO 1) PLC	1 - 3 STRAND, LONDON, WC2N 5EH
149	NATIONAL GRID GAS HOLDINGS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
150	NATIONAL GRID GAS PLC	1 - 3 STRAND, LONDON, WC2N 5EH
151	NATIONAL GRID GENERATION LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
152	NATIONAL GRID GLENWOOD ENERGY CENTER, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
153	NATIONAL GRID GOLD LIMITED	1-3 STRAND, LONDON, WC2N 5EH
154	NATIONAL GRID GRAIN LNG LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
155	NATIONAL GRID HOLDINGS B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
156	NATIONAL GRID HOLDINGS INC.	CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, COUNTY OF NEW CASTLE, CITY OF WILMINGTON DE 19808, UNITED STATES
157	NATIONAL GRID HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
158	NATIONAL GRID HOLDINGS ONE PLC	1-3 STRAND, LONDON, WC2N 5EH
159	NATIONAL GRID HOLDINGS PTY LIMITED	LEVEL 21, 140 WILLIAM STREET MELBOURNE AUSTRALIA
160	NATIONAL GRID HOLLAND LIMITED	1-3 STRAND, LONDON, WC2N 5EH
161	NATIONAL GRID IGTS CORP.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
162	NATIONAL GRID INDIA B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
163	NATIONAL GRID INDUS B.V.	1-3 STRAND, LONDON, WC2N 5EH
164	NATIONAL GRID INSURANCE COMPANY	ONE METROTECH CENTER, BROOKLYN NY11201 USA
165	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED	38/39 FITZWILLIAM SQUARE, DUBLIN 2, REPUBLIC OF IRELAND
166	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED	THIRD FLOOR, JUBILEE BUILDINGS, VICTORIA STREET, DOUGLAS, ISLE OF MAN, IM1 2LR
167	NATIONAL GRID INTERCONNECTORS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
168	NATIONAL GRID INTERNATIONAL LIMITED	1-3 STRAND, LONDON, WC2N 5EH
169	NATIONAL GRID ISLANDER EAST PIPELINE, LLC	CORPORATION SERVICE COMPANY 2711 CENTERVILLE ROAD SUITE 400 COUNTY OF NEW CASTLE WILMINGTON DELAWARE 19808
170	NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	WHITELEY CHAMBERS, DON STREET, ST HELIER, JERSEY
171	NATIONAL GRID JERSEY INVESTMENTS LIMITED	WHITELEY CHAMBERS, DON STREET,, ST. HELIER, , JERSEY, CHANNEL ISLANDS, JE4 9WG
172	NATIONAL GRID JERSEY INVESTMENTS TWO LIMITED	WHITELEY CHAMBERS, DON STREET,, ST. HELIER, , JERSEY, CHANNEL ISLANDS, JE4 9WG
173	NATIONAL GRID LAND AND PROPERTIES LIMITED	1-3 STRAND, LONDON, WC2N 5EH
174	NATIONAL GRID LAND DEVELOPMENTS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
175	NATIONAL GRID LAND INVESTMENTS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
176	NATIONAL GRID LNG GP, LLC	CORPORATION SERVICE COMPANY 2711 CENTERVILLE ROAD SUITE 400 COUNTY OF NEW CASTLE WILMINGTON DELAWARE 19808
177	NATIONAL GRID LNG LP, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
178	NATIONAL GRID LNG, LP	ONE METROTECH CENTER, BROOKLYN NY11201 USA
179	NATIONAL GRID MANQUEHUE B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
180	NATIONAL GRID METERING LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
181	NATIONAL GRID MIDDLE EAST FZCO	DUBAI AIRPORT, FREE ZONE AUTHORITY, DUBAI, UNITED ARAB EMIRATES
182	NATIONAL GRID MILLENNIUM, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
183	NATIONAL GRID NE HOLDINGS 2 LLC	52 SECOND AVENUE WALTHAM MA 02451 USA
184	NATIONAL GRID NETHERLANDS ONE B.V.	1-3 STRAND, LONDON, WC2N 5EH
185	NATIONAL GRID NETHERLANDS THREE B.V.	1-3 STRAND, LONDON, WC2N 5EH
186	NATIONAL GRID NETHERLANDS TWO B.V.	1-3 STRAND, LONDON, WC2N 5EH
187	NATIONAL GRID NINE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
188	NATIONAL GRID NINETEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
189	NATIONAL GRID NORTH EAST VENTURES INC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
190	NATIONAL GRID ONE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
191	NATIONAL GRID OVERSEAS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
192	NATIONAL GRID OVERSEAS TWO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
193	NATIONAL GRID POLAND B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
194	NATIONAL GRID PORT JEFFERSON ENERGY CENTER, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
195	NATIONAL GRID PROCUREMENT BV	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
196	NATIONAL GRID PROPERTY (HIGH WYCOMBE) LIMITED	1-3 STRAND, LONDON, WC2N 5EH
197	NATIONAL GRID PROPERTY (NORTHAMPTON) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
198	NATIONAL GRID PROPERTY (NORTHFLEET) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
199	NATIONAL GRID PROPERTY (TAUNTON) LIMITED	1-3 STRAND, LONDON, WC2N 5EH
200	NATIONAL GRID PROPERTY (WARWICK) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
201	NATIONAL GRID PROPERTY DEVELOPMENTS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
202	NATIONAL GRID PROPERTY HOLDINGS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
203	NATIONAL GRID PROPERTY LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
204	NATIONAL GRID PROPERTY NOMINEES (NO 1) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
205	NATIONAL GRID PROPERTY NOMINEES (NO 2) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
206	NATIONAL GRID PROPERTY REGENERATION LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
207	NATIONAL GRID SERVICES, INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
208	NATIONAL GRID SEVEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
209	NATIONAL GRID SEVENTEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
210	NATIONAL GRID SIX LIMITED	1-3 STRAND, LONDON, WC2N 5EH
211	NATIONAL GRID SIXTEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
212	NATIONAL GRID TECHNOLOGIES INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
213	NATIONAL GRID TEN	1-3 STRAND, LONDON, WC2N 5EH
214	NATIONAL GRID THREE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
215	NATIONAL GRID TRANSMISSION SERVICES CORPORATION	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
216	NATIONAL GRID TWELVE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
217	NATIONAL GRID TWENTY LIMITED	1-3 STRAND, LONDON, WC2N 5EH
218	NATIONAL GRID TWENTY ONE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
219	NATIONAL GRID TWO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
220	NATIONAL GRID UK LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH

221	NATIONAL GRID UK PENSION SERVICES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
222	NATIONAL GRID US 6 LLC	CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, NEW CASTLE COUNTY, WILMINGTON DE 19808, UNITED STATES
223	NATIONAL GRID US 7 INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
224	NATIONAL GRID US LLC	CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON DE 19808, UNITED STATES
225	NATIONAL GRID USA	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
226	NATIONAL GRID USA SERVICE COMPANY, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
227	NATIONAL GRID UTILITY SERVICES LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
228	NATIONAL GRID ZAMBIA LIMITED	1-3 STRAND, LONDON, WC2N 5EH
229	NEES ENERGY, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
230	NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	9 LOWELL ROAD, SALEM, NEW HAMPSHIRE, USA
231	NEW ENGLAND ENERGY INCORPORATED	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
232	NEW ENGLAND HYDRO FINANCE COMPANY, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
233	NEW ENGLAND HYDRO-TRANSMISSION CORPORATION	9 LOWELL ROAD, SALEM, NEW HAMPSHIRE, USA
234	NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
235	NEW ENGLAND POWER COMPANY	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
236	NEW ENGLAND WHOLESALE ELECTRIC COMPANY	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
237	NEWHC, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
238	NEWPORT AMERICA CORPORATION	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
239	NG CHICAGO I LLC	C/O CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON, DE 19808
240	NG CHICAGO II, LLC	C/O CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON, DE 19808
241	NG FINANCING PARTNERSHIP 1	9 PARC D’ACTIVITE SYRDALL, L-5365 MUNSBACH, LUXEMBOURG
242	NG FINANCING PARTNERSHIP 2	9 PARC D’ACTIVITE SYRDALL, L-5365 MUNSBACH, LUXEMBOURG
243	NG JERSEY LIMITED	WHITELEY CHAMBERS, DON STREET, ST. HELIER, JERSEY, JE4 9WG
244	NG LEASING LIMITED	1-3 STRAND, LONDON, WC2N 5EH
245	NG LUXEMBOURG 3 SARL	2 RUE J HACKIN, L - 1746 LUXEMBOURG, LUXEMBOURG
246	NG LUXEMBOURG 4 SARL	2 RUE J HACKIN, L - 1746 LUXEMBOURG, LUXEMBOURG
247	NG LUXEMBOURG 5 SARL	2 RUE J HACKIN, L - 1746 LUXEMBOURG, LUXEMBOURG
248	NG LUXEMBOURG 6 SARL	2 RUE J HACKIN, L - 1746 LUXEMBOURG, LUXEMBOURG
249	NG LUXEMBOURG 7 SARL	2 RUE J HACKIN, L - 1746 LUXEMBOURG, LUXEMBOURG
250	NG LUXEMBOURG HOLDINGS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
251	NG LUXEMBOURG SA	2 RUE J HACKIN, L - 1746 LUXEMBOURG, LUXEMBOURG
252	NG LUXEMBOURG TWO S.A.R.L	46A AVENUE J.-F KENNEDY, LUXEMBOURG, L-1855
253	NG NOMINEES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
254	NG PROCUREMENT HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
255	NG VILLIERS LIMITED PARTNERSHIP	57 HERBERT LANE, DUBLIN 2 IRELAND
256	NGC DO BRASIL PARTICIPACOES LTDA	AV. RIO BRANCO NO. 1, ROOM 1608, RIO DE JANEIRO RJ, BRAZIL
257	NGC EMPLOYEE SHARES TRUSTEE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
258	NGC INDUS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
259	NGC TWO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
260	NGC ZAMBIA LIMITED	1-3 STRAND, LONDON, WC2N 5EH
261	NGET FINANCE (NO 1) PLC	1 - 3 STRAND, LONDON, WC2N 5EH
262	NGG (DELAWARE) LLC	CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON DE 19808, UNITED STATES
263	NGG FINANCE (NO 1) LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
264	NGG FINANCE PLC	1-3 STRAND, LONDON, WC2N 5EH
265	NGG LIMITED	1-3 STRAND, LONDON, WC2N 5EH
266	NGG TELECOMS HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
267	NGG TELECOMS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
268	NGM1 (GBR) LIMITED	LINE WALL ROAD, GIBRALTAR
269	NGNE, LLC	52 SECOND AVENUE WALTHAM MA 02451 USA
270	NGRID INTELLECTUAL PROPERTY LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
271	NGT FIVE LIMITED	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS
272	NGT FOUR LIMITED	C/O M & C CORPORATE SERVICES, PO BOX 309GT, UGLAND HOUSE, SOUTH CHURCH STREET, GRAND CAYMAN, CAYMAN ISLANDS, CAYMAN ISLANDS
273	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	3RD FLOOR, ST GEORGE’S COURT, UPPER CHURCH STREET, DOUGLAS, IM1 1EE, ISLE OF MAN
274	NGT LUXEMBOURG ONE LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
275	NGT ONE LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
276	NGT TELECOM NO.1 LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
277	NGT TELECOM NO.2 LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
278	NGT THREE	1-3 STRAND, LONDON, WC2N 5EH
279	NGT TWO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
280	NIAGARA MOHAWK ENERGY, INC.	CORPORATION SERVICE COMPANY, 84 STATE STREET, BOSTON MA 02109, UNITED STATES
281	NIAGARA MOHAWK HOLDINGS, INC.	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
282	NIAGARA MOHAWK POWER CORPORATION	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
283	NICODAMA BEHEER V B.V.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
284	NM PROPERTIES, INC.	SECRETARY OF STATE, 41 STATE STREET, ALBANY, NY, 12231-0001, USA
285	NM URANIUM, INC.	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
286	NMP LIMITED	1-3 STRAND, LONDON, WC2N 5EH
287	NORTH EAST TRANSMISSION CO., INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
288	NORTHEAST GAS MARKETS LLC	100 CUMMINGS CENTER, SUITE 457G, BEVERLEY MA 01915 USA
289	ONSTREAM METERING SERVICES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH

290	OPINAC NORTH AMERICA, INC.	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
291	PATIENCE REALTY CORP.	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
292	PCC LAND COMPANY, INC.	52 SECOND AVENUE WALTHAM MA 02451 USA
293	PHILADELPHIA COKE CO., INC.	52 SECOND AVENUE WALTHAM MA 02451 USA
294	PORT GREENWICH LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
295	PORT OF THE ISLANDS NORTH LLC	300 EERIE BLVD.W. SYRACUSE NY13202
296	PRUDENCE CORPORATION	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
297	SCC UNO S.A.	11TH FLOOR, AVENIDA VITACURA 4380, SANTIAGO, CHILE
298	SENECA UPSHUR PETROLEUM, INC.	ROUTE 33 WEST, P.O. BOX 2048, BUCKHANNON WV 26201
299	SOFRER SA	1 PLACE DE LA BOULE, 92024 NANTERRE, FRANCE
300	SSE TRANSCO LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
301	SST TOWERS COMMUNICATIONS SAS	4 RUE MARIVAUX, 75002 PARIS, FRANCE
302	STARGAS NOMINEES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
303	STEUBEN GAS STORAGE COMPANY	535 BOYLSTON STREET, BOSTON MA 02116 USA
304	SUPERGRID ENERGY TRANSMISSION LIMITED	1-3 STRAND, LONDON, WC2N 5EH
305	SUPERGRID LIMITED	1-3 STRAND, LONDON, WC2N 5EH
306	TELECOM INTERNATIONAL HOLDINGS LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
307	THAMESPORT INTERCHANGE LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
308	THE BROOKLYN UNION GAS COMPANY	ONE METROTECH CENTER, BROOKLYN NY11201 USA
309	THE ELECTRICITY TRANSMISSION COMPANY LIMITED	1-3 STRAND, LONDON, WC2N 5EH
310	THE NARRAGANSETT ELECTRIC COMPANY	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
311	THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LIMITED	1-3 STRAND, LONDON, WC2N 5EH
312	THE NATIONAL GRID INVESTMENTS COMPANY	1-3 STRAND, LONDON, WC2N 5EH
313	TRANSCO LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
314	TRANSGAS, INC.	52 SECOND AVENUE WALTHAM MA 02451 USA
315	UPPER HUDSON DEVELOPMENT INC	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
316	UTILITY METERING SERVICES LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
317	VALLEY APPLIANCE AND MERCHANDISING COMPANY	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
318	VILLIERS FINANCE SA	5 RUE EUGENE RUPPERT, L-2453 LUXEMBOURG, LUXEMBOURG
319	WAYFINDER GROUP, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
320	XOSERVE LIMITED	1 - 3 STRAND, LONDON, WC2N 5EH
321	YANKEE ATOMIC ELECTRIC COMPANY	19 MIDSTATE DRIVE, SUITE 200, AUBURN, MA 01501, UNITED STATES